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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: JUNE 30, 2004

Item 1. Report to Shareholders


                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2004




                                                      WORLDWIDE REAL ESTATE FUND







                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2004, and are subject to change.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck Worldwide Real Estate Fund delivered a total return of 12.04% for the six months ended June 30, 2004, handily outperforming the benchmark Citigroup World Property Index's(1) 8.13% return for the same period. In addition, real estate equities and REITs (Real Estate Investment Trusts) outpaced the 3.44% return for the broader stock market during the period (as measured by the S&P 500 Index).(2) Investor appreciation for the potential current income offered by real estate investments continues to attract a high level of demand for the asset class. In addition, both individual and institutional investors continue to seek asset classes with low correlation to the broader stock market.

While the Fund's assets continue to be heavily concentrated in domestic real estate markets, the global component of the Fund-- particularly the exposure to Japanese and UK real estate equity markets--proved to be the most profitable during the period. The Fund significantly outperformed the average return for its peer group*, which is mostly comprised of funds limited to real estate investments within the U.S. The Morgan Stanley REIT Index,(3) another measure of U.S.-only real estate investments, gained 5.19% during the period.

*According to Morningstar, Inc., a provider of independent investment research, the average return among real estate funds within variable annuity products was 5.88%.

MARKET & FUND REVIEW

Disciplined and profitable property investments have rewarded real estate companies worldwide with a very positive effect on growth in both net asset value and earnings. Additionally, years of an historically low interest rate environment enabled many REITs to improve their balance sheets. As a result, cash flow growth has begun to accelerate, which ultimately drove performance within the real estate sector during the period.

Retail malls and outlets continued to provide strong performance, with America's love for high-end factory-outlet style shopping centers sparking similar trends overseas. The hotel sector showed marked improvement as occupancy rates for both tourism and business travel improved along with the domestic and global economies. Apartments and office space, however, did not do as well. Reports of strong job growth, which is the greatest determinant of demand for living and working space and usually benefits these sectors, have not yet had the desired effect on very high vacancy rates. However, the recovering economy has slowly helped to increase demand and rents saw some stabilization as office and apartment companies observed improved leasing activity.

Overall, REITs performed very well throughout most of the period. They did not, however, react well to the unexpectedly strong labor reports released on April 2, 2004. The data reported a March increase in U.S. non-farm payrolls that was well in excess of consensus expectations and ultimately led to elevated concerns that the Federal Reserve would raise interest rates. Along with most bond and stock markets, REITs had a decidedly negative response. The real estate sector rebounded in May, however, and finished the first half higher than their levels at the start of the year. One positive effect of the Spring sell-off is that REITs have begun to trade more in line with their underlying net asset values, improving valuations.

The Fund continues to focus a large amount of its assets in the real estate markets of the U.S. and CANADA (50.6% and 11.7% of the Fund's net assets as of June 30, respectively). However, JAPAN (8.2% of Fund net assets) offered very attractive real estate investment opportunities. As Japanese real estate typically trades with financials, the Fund's exposure here benefited as the financial market in Japan rebounded (the Nikkei(4) gained 11.64% during the period). Among European markets, the Fund's largest weightings were in the UK and SPAIN (3.7% and 4.3% of Fund net assets, respectively). Despite high vacancy rates in the UK real estate markets, property values have held up reasonably well. Both the UK and Spain real estate markets continued to be buoyed by merger and acquisition activity as buyouts resulted in elevated stock prices.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

The Fund is subject to certain risks associated with international investing, the real estate industry in general and REITs in particular. REITs are subject to interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income.

We continue to believe that diversification among several different asset classes is in the best interest of investors. The defensive characteristics of real estate investments have proved beneficial to shareholders during volatile times in equity markets.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

[DEREK S. VAN ECK          [SAMUEL R. HALPERT
PHOTO AND SIG OMITTED]     PHOTO AND SIG OMITTED]

DEREK S. VAN ECK           SAMUEL R. HALPERT
MANAGEMENT TEAM MEMBER     MANAGEMENT TEAM MEMBER

July 13, 2004

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

(2) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(3) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(4) The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the first section of the Tokyo Stock Exchange.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

Diversified                                                            25.3%
Regional Malls                                                         11.0%
Shopping Centers                                                        3.0%
Office                                                                 11.1%
Hotels                                                                  8.2%
Cash/Equivalents plus Other Assets Less Liabilities                    14.8%
Residential                                                             7.1%
Forest Products                                                         4.9%
Industrial                                                              4.8%
Healthcare                                                              4.1%
Storage                                                                 2.2%
Other                                                                   3.5%


                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2004 (UNAUDITED)

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

United States                                                          50.6%
Cash/Equivalents plus Other Assets Less Liabilities                    14.8%
Canada                                                                 11.7%
Japan                                                                   8.2%
Spain                                                                   4.3%
United Kingdom                                                          3.7%
Hong Kong                                                               2.8%
Australia                                                               1.3%
France                                                                  1.1%
Other                                                                   1.5%


----------------------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2004*
--------------------------------------------------------------------------------

TIMBERWEST FOREST CORP.
(CANADA, 4.9%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 4.2%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf courses and provides financial services.

SIMON PROPERTY GROUP, INC.
(U.S., 4.1%)

Simon Property is a self-administered and self-managed real estate investment trust. The company is engaged in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

BROOKFIELD PROPERTIES CORP.
(CANADA, 4.1%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

CHELSEA PROPERTY GROUP, INC.
(U.S., 2.9%)

Chelsea Property is a real estate investment trust that owns, develops, leases and manages upscale manufacturers' outlet centers, which are manufacturer-operated retail stores that sell primarily first quality branded goods at significant discounts from regular department store prices.

BOSTON PROPERTIES, INC.
(U.S., 2.7%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

PROLOGIS TRUST
(U.S., 2.5%)

ProLogis provides distribution facilities and services. The company owns, manages and develops distribution facilities in various markets throughout North America, Europe and Japan.

SUMITOMO REALTY & DEVELOPMENT CO. LTD.
(JAPAN, 2.5%)

Sumitomo Realty & Development develops, manages, and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

LA QUINTA CORP.
(U.S., 2.4%)

La Quinta owns, manages, and franchises hotels. The company owns and operates limited service hotels under the La Quinta Inns and La Quinta Inn Suites names in the United States.

GENERAL GROWTH PROPERTIES, INC.
(U.S., 2.4%)

General Growth Properties is a real estate investment trust that owns, operates, leases, acquires and expands enclosed regional shopping mall centers throughout the United States. The company, with its operating partnership, also has unconsolidated equity interests in other regional mall companies.


----------------------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

          NO.OF                                VALUE
COUNTRY   SHARES        SECURITIES (A)        (NOTE 1)
---------------------------------------------------------
AUSTRALIA: 1.3%
        30,000 Lend Lease Corp. Ltd.          $   214,107
         8,000 Westfield Holdings Ltd.             85,532
                                              -----------
                                                  299,639
                                              -----------
CANADA: 11.7%
         5,000 BPO Properties Ltd.                141,961
         6,400 Brookfield Homes Corp.             167,616
         31500 Brookfield Properties Corp.        905,625
           500 Brookfield Properties Corp.
                 (USD)                             14,278
       195,000 Killam Properties, Inc.            301,591
       110,000 TimberWest Forest Corp.
                 (Stapled Units)                1,102,959
                                              -----------
                                                2,634,030
                                              -----------
FRANCE: 1.1%
         2,500 Unibail S.A.                       258,474
                                              -----------
GERMANY: 0.8%
        15,000 IVG Immobilien AG                  179,898
                                              -----------
HONG KONG: 2.8%
       300,000 Hang Lung Properties Ltd.          386,548
        30,000 Sun Hung Kai Properties Ltd.       246,160
                                              -----------
                                                  632,708
                                              -----------
ITALY: 0.7%
       200,000 Beni Stabili S.p.A.                150,827
                                              -----------
JAPAN: 8.2%
        28,000 Mitsubishi Estate Co. Ltd.         346,497
        80,000 Mitsui Fudosan Co. Ltd.            956,359
        45,000 Sumitomo Realty &
                 Development Co. Ltd.             556,048
                                              -----------
                                                1,858,904
                                              -----------
SPAIN: 4.3%
        10,000 Inmobiliaria Colonial S.A.         255,434
        34,540 Inmobiliaria Urbis S.A.            381,055
         4,865 Metrovacesa S.A.                   186,166
        10,000 Vallehermoso S.A.                  136,839
                                              -----------
                                                  959,494
                                              -----------
UNITED KINGDOM: 3.7%
        32,160 British Land Co. PLC               404,654
        20,562 Land Securities Group PLC          432,385
                                              -----------
                                                  837,039
                                              -----------
           NO.OF
           SHARES/
          PRINCIPAL                            VALUE
COUNTRY    AMOUNT       SECURITIES (A)        (NOTE 1)
---------------------------------------------------------
UNITED STATES: 50.5%
        15,000 AMB Property Corp.             $   519,450
         8,000 Apartment Investment &
                 Management Co. (Class A)         249,040
        11,000 Archstone-Smith Trust              322,630
        12,000 Boston Properties, Inc.            600,960
        10,000 Chelsea Property Group, Inc.       652,200
        30,500 Crescent Real Estate Equities
                 Co.                              491,660
         8,000 Equity Office Properties Trust     217,600
        10,000 Equity Residential Properties
                 Trust                            297,300
        18,000 General Growth Properties, Inc.    532,260
        20,300 Hilton Hotels Corp.                378,798
        10,000 Kimco Realty Corp.                 455,000
        65,400 La Quinta Corp. (Paired Shares)    549,360
         9,000 Liberty Property Trust             361,890
        30,000 LTC Properties, Inc.               498,000
         8,000 Macerich Co. (The)                 382,960
        59,500 Meristar Hospitality Corp.         406,980
        19,000 Mesabi Trust                       149,150
        15,500 National Health Investors, Inc.    421,445
         5,000 Post Properties, Inc.              145,750
         5,000 Prime Hospitality Corp.             53,100
        17,000 ProLogis Trust                     559,640
        11,000 Public Storage, Inc.               506,110
        18,000 Simon Property Group, Inc.         925,560
         9,000 SL Green Realty Corp.              421,200
         8,000 Starwood Hotels & Resorts
                 Worldwide, Inc. (Paired
                 Shares)                          358,800
        14,250 United Dominion Realty Trust,
                 Inc.                             281,865
        10,000 Urstadt Biddle Properties
                 (Class A)                        148,100
        22,000 Vail Resorts, Inc.                 421,520
       100,000 Wyndham International, Inc.
                 (Class A)                        100,000
                                              -----------
                                               11,408,328
                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 85.1%
(Cost: $12,698,300)                            19,219,341
                                              -----------
CORPORATE NOTE
UNITED STATES: 0.1%
        28,000 Brookfield Homes Corp.
               12.00% 6/30/20 Senior
               Convertible Note
               (Cost: $28,797)                     28,980
                                              -----------


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT-TERM
OBLIGATION:                  DATE OF            VALUE
13.9%                       MATURITY  COUPON  (NOTE 1)
---------------------------------------------------------
Repurchase Agreement
Purchased on 6/30/04;
maturity value $3,150,118
(with State Street Bank & Trust
Co., collateralized by
$3,180,000 Federal Home
Loan Bank--3.55%
due 11/26/04 with a
value of $3,214,360)
(Cost: $ 3,150,000)          7/01/04  1.35%   $ 3,150,000
                                              -----------
TOTAL INVESTMENTS: 99.1%
(COST: $15,877,097)                            22,398,321
OTHER ASSETS LESS
  LIABILITIES: 0.9%                               200,906
                                              -----------
NET ASSETS: 100%                              $22,599,227
                                              ===========

SUMMARY OF           % OF    SUMMARY OF            % OF
INVESTMENTS           NET    INVESTMENTS            NET
BY INDUSTRY         ASSETS   BY INDUSTRY          ASSETS
-----------        --------  -----------         --------
Diversified          25.3%   Shopping Centers       3.0%
Forest Products       4.9%   Storage                2.2%
Healthcare            4.1%   Other                  2.6%
Home Building         0.9%   Short-Term
Hotels                8.2%     Obligation          13.9%
Industrial            4.8%   Other assets less
Office               11.1%     liabilities          0.9%
Regional Malls       11.0%                        -----
Residential           7.1%                        100.0%
                                                  =====

---------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)
ASSETS:
Investments, at value (cost $15,877,097) (Note 1) .........................................                 $22,398,321
Cash ......................................................................................                       1,464
Foreign currency (cost $16,497) ...........................................................                      16,354
Receivables:
  Capital shares sold .....................................................................                     571,776
  Dividends and interest ..................................................................                      82,765
Prepaid expense ...........................................................................                      13,210
                                                                                                            -----------
      Total assets ........................................................................                  23,083,890
                                                                                                            -----------
LIABILITIES:
Payables:
  Capital shares redeemed .................................................................                     438,551
  Due to Adviser ..........................................................................                      10,223
  Accounts payable ........................................................................                      35,889
                                                                                                            -----------
      Total liabilities ...................................................................                     484,663
                                                                                                            ===========
Net assets ................................................................................                 $22,599,227
                                                                                                            ===========
INITIAL CLASS SHARES:
Net assets ................................................................................                 $21,751,305
                                                                                                            ===========
Shares outstanding ........................................................................                   1,490,174
                                                                                                            ===========
Net asset value, redemption and offering price per share ..................................                      $14.60
                                                                                                            ===========
CLASS R1 SHARES:
Net assets ................................................................................                 $   847,922
                                                                                                            ===========
Shares outstanding ........................................................................                      58,267
                                                                                                            ===========
Net asset value, redemption and offering price per share ..................................                      $14.55
                                                                                                            ===========
Net assets consist of:
  Aggregate paid in capital ...............................................................                 $15,976,824
  Unrealized appreciation of investments and foreign currency transactions ................                   6,521,446
  Undistributed net investment income .....................................................                     416,629
  Accumulated realized loss ...............................................................                    (315,672)
                                                                                                            -----------
                                                                                                            $22,599,227
                                                                                                            ===========
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
INCOME (NOTE 1):

Dividends (net of foreign taxes withheld of $19,307) ......................................                 $   483,756
Interest ..................................................................................                       9,887
                                                                                                            -----------
      Total income ........................................................................                     493,643
                                                                                                            -----------
EXPENSES:
Management (Note 2) .......................................................................     $107,039
Administration (Note 2) ...................................................................        1,175
Professional ..............................................................................       18,430
Reports to shareholders ...................................................................       12,157
Transfer agency -- Initial Class Shares ...................................................        6,165
Transfer agency -- Class R1 Shares ........................................................        1,639
Custodian .................................................................................        4,323
Trustees' fees and expenses ...............................................................        2,676
Other .....................................................................................        3,058
                                                                                                --------
      Total expenses ......................................................................      156,662
Expenses assumed by the Adviser (Note 2) ..................................................      (16,971)
                                                                                                --------
      Net Expense .........................................................................                     139,691
                                                                                                            -----------
Net investment income .....................................................................                     353,952
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):

Realized gain from security transactions ..................................................                     867,369
Realized gain from foreign currency transactions ..........................................                       6,930
Change in unrealized appreciation of investments ..........................................                   1,023,416
Change in unrealized appreciation of foreign denominated assets and liabilities ...........                        (380)
                                                                                                            -----------
Net realized and unrealized gain (loss) on investments and foreign currency transactions ..                   1,897,335
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................                 $ 2,251,287
                                                                                                            ===========


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS ENDED
                                                                                              JUNE 30,         YEAR ENDED
                                                                                                2004          DECEMBER 31,
                                                                                             (UNAUDITED)          2003
                                                                                          ----------------    -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .............................................................     $     353,952      $     491,709
   Realized gain (loss) from security transactions ...................................           867,369            (89,809)
   Realized gain (loss) from foreign currency transactions ...........................             6,930             (1,664)
   Change in unrealized appreciation of foreign denominated assets and liabilities ...              (380)               510
   Change in unrealized appreciation of investments ..................................         1,023,416          5,323,879
                                                                                           -------------      -------------
     Net increase in net assets resulting from operations ............................         2,251,287          5,724,625
                                                                                           -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares ............................................................          (331,869)          (336,311)
     Class R1 Shares .................................................................                --                 --
                                                                                           -------------      -------------
                                                                                                (331,869)          (336,311)
                                                                                           -------------      -------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares ............................................................         7,243,810        177,134,362
     Class R1 Shares .................................................................           830,070                 --
                                                                                           -------------      -------------
                                                                                               8,073,880        177,134,362
                                                                                           -------------      -------------
   Reinvestment of dividends
     Initial Class Shares ............................................................           331,869            336,311
     Class R1 Shares .................................................................                --
                                                                                           -------------      -------------
                                                                                                 331,869            336,311
                                                                                           -------------      -------------
   Cost of shares reacquired
     Initial Class Shares ............................................................        (7,065,135)      (178,823,891)
     Class R1 Shares .................................................................            (4,900)                --
     Redemption fees .................................................................                15                 --
                                                                                           -------------      -------------
                                                                                              (7,070,020)      (178,823,891)
                                                                                           -------------      -------------
     Net increase (decrease) in net assets resulting from capital share transactions .         1,335,729         (1,353,218)
                                                                                           -------------      -------------
     Total increase in net assets ....................................................         3,255,147          4,035,096
NET ASSETS:

Beginning of Period ..................................................................        19,344,080         15,308,984
                                                                                           -------------      -------------
End of Period (including undistributed net investment income of $416,629 and $387,616,
  respectively) ......................................................................     $  22,599,227      $  19,344,080
                                                                                           =============      =============

   * SHARES OF BENEFICIAL INTEREST ISSUED AND REAQUIRED (UNLIMITED NUMBER OF
     $.001 PAR VALUE SHARES AUTHORIZED)
INITIAL CLASS SHARES:
   Shares sold .......................................................................           509,920         17,109,103
   Reinvestment of dividends .........................................................            24,154             35,106
   Shares reacquired .................................................................          (505,142)       (17,203,523)
                                                                                           -------------      -------------
   Net increase (decrease) ...........................................................            28,932            (59,314)
                                                                                           =============      =============
CLASS R1 SHARES:+
   Shares sold .......................................................................            58,610
   Shares reacquired .................................................................              (343)
                                                                                           -------------
   Net increase ......................................................................            58,267
                                                                                           =============

+  Inception date of Class R1 shares May 1, 2004


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                INITIAL CLASS SHARES                        CLASS R1 SHARES
                                        ------------------------------------------------------------------- ---------------
                                        SIX MONTHS                                                          FOR THE PERIOD
                                           ENDED                                                            MAY 1, 2004 (e)
                                          JUNE 30,                   YEAR ENDED DECEMBER 31,                   THROUGH
                                           2004       -----------------------------------------------------  JUNE 30,2004
                                        (UNAUDITED)    2003        2002       2001        2000        1999    (UNAUDITED)
                                        -----------   ------      ------     ------      ------      ------ ---------------
Net Asset Value, Beginning of Period ..   $13.24      $10.07      $10.87     $10.62      $ 9.15      $ 9.54     $13.55
                                          ------      ------      ------     ------      ------      ------     ------
Income From Investment Operations:

  Net Investment Income ...............     0.22        0.33        0.38       0.35        0.34        0.25       0.03
  Net Realized and Unrealized
   Gain (Loss) on Investments and
   Foreign Currency Transactions ......     1.36        3.06       (0.85)      0.20        1.33       (0.44)      0.97
                                          ------      ------      ------     ------      ------      ------     ------
Total From Investment Operations ......     1.58        3.39       (0.47)      0.55        1.67       (0.19)      1.00
                                          ------      ------      ------     ------      ------      ------     ------
Less Dividends and Distributions:
  Dividends from Net Investment
   Income .............................    (0.22)      (0.22)      (0.33)     (0.30)      (0.20)      (0.20)        --
                                          ------      ------      ------     ------      ------      ------     ------
   Redemption fees ....................       --(f)       --          --         --          --          --         --(f)
                                          ------      ------      ------     ------      ------      ------     ------
Net Asset Value, End of Period ........   $14.60      $13.24      $10.07     $10.87      $10.62      $ 9.15     $14.55
                                          ======      ======      ======     ======      ======      ======     ======
Total Return (a) ......................    12.04%      34.50%      (4.48)%     5.34%      18.71%      (2.01)%     7.38%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .......  $21,751     $19,344     $15,309    $13,947      $6,875      $3,166       $848
Ratio of Gross Expenses to Average
  Net Assets ..........................     1.44%(d)    1.49%       1.48%      1.62%       2.27%       3.23%      6.64%(d)
Ratio of Net Expenses to Average
Net Assets (c) ........................     1.30%(d)    1.49%       1.46%(b)   1.50%(b)    1.45%(b)    1.44%      1.10%(d)
Ratio of Net Investment Income
  to Average
  Net Assets (c) ......................     3.31%(d)    2.68%       3.04%      4.17%       4.21%       3.33%      5.44%(d)
Portfolio Turnover Rate ...............       10%         19%        139%        74%        233%        172%        10%

----------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets of the Initial Class shares for the six months ended June 30, 2004 and for the years ended, December 31, 2001, December 31, 2000 and December 31, 1999, was 0.14%, 0.07%, 0.12% and 0.79%,
    respectively and for the period ending June 30, 2004 for the Class R1 shares was 5.54%.

(d) Annualized

(e) Inception date of Class R1 shares.

(f) Amount represents less than $0.01 per share.


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances subject to a redemption fee on redemptions within 60 days. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the period May 1, 2004 through April 30, 2005. For the period ending June 30, 2004 the Adviser assumed expenses in the amount of $16,971. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corp. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE   3--INVESTMENTS--Purchases  and  sales  of  securities,  other  than  U.S.
government securities and short-term obligations, aggregated $1,991,443 and $3,487,101, respectively, for the six months ended June 30, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2004 was $15,877,097. As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $6,521,224 of which $6,581,210 related to appreciated securities and $59,986 related to depreciated securities.

Because federal income tax regulations differ from accounting principals generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for finical reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purpose.

At December 31, 2003, the Fund had a capital loss carryforward of $1,067,201 available, $27,341 expiring December 31, 2006; $477,558 expiring December 31, 2008; $56,785 expiring December 31, 2009; $72,279 expiring December 31, 2010;
and $433,238 expiring December 31, 2011.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The aggregate shareholder accounts of a single insurance company own approximately 40% of the Initial Class shares and 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At June 30, 2004, the Fund had no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2004, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $7,329.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2004, the Fund did not borrowed under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  11--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.

Costs associated with the investigation have been and will continue to be paid by the Adviser.

[VAN ECK GLOBAL GRAPHIC OMITTED]                               (GRAPHIC OMITTED)

Investment Adviser:  Van Eck Associates Corporation
       Distributor:  Van Eck Securities Corporation
                     99 Park Avenue, New York, NY 10016   www.vaneck.com


This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Investors should consider the investment objectives, risks and charges and expenses of the Fund. Please read the prospectus carefully before you invest. Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available, without charge, by calling 1-800-826-2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics

        Not applicable.

Item 3. Audit Committee Financial Expert

        Not applicable.

Item 4. Principal Accountant Fees and Services

        Not applicable.

Item 5. Audit Committee of Listed Registrants

        Not applicable.

Item 6. Schedule of Investments

        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

        Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

        Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

        Not applicable.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) For the period ending June 30, 2004 the Chief Executive Officer and the Chief Financial Officer are aware of no significant changes in the registrant's internal controls over financial reporting that has materially affected or is reasonably likely to materially affect internal controls over financial reporting.

Item 11. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date August 27, 2004
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date August 27, 2004
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 27, 2004
     ---------------